Exhibit 10.13

AFFILIATED GUARANTY

DEFINED TERMS

Execution Date: May 5, 2010

Loan: A first mortgage loan in the aggregate principal amount of $220,000,000.00 from Metropolitan Life Insurance Company, a New York corporation, to Borrower.

Borrower: SHR St. Francis, L.L.C., a Delaware limited liability company

Borrower’s Address:

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

with a copy to:

Perkins Coie LLP

131 South Dearborn Avenue, Suite 1700

Chicago, Illinois 60603

Attn: Bruce A. Bonjour

Lender: Metropolitan Life Insurance Company, a New York corporation

Lender’s Address:

Metropolitan Life Insurance Company

10 Park Avenue

Morristown, New Jersey 07962

Attention: Senior Vice President, Real Estate Investments

and

Metropolitan Life Insurance Company

425 Market Street, Suite 1050

San Francisco, CA 94110

Attn: Director

and

Metropolitan Life Insurance Company

125 South Wacker Drive, Suite 1100

Chicago, Illinois 60606-4478

Attention: Director

Affiliated Guarantor: SHC Columbus Drive, LLC, a Delaware limited liability company

Addresses of Affiliated Guarantor:

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

with a copy to:

Perkins Coie LLP

131 South Dearborn Avenue, Suite 1700

Chicago, Illinois 60603

Attn: Bruce A. Bonjour

Note: A Promissory Note executed by Borrower in favor of Lender in the amount of the Loan and dated as of the Execution Date.

Deed of Trust: A Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date executed by Borrower and Operating Lessee (as defined therein), to Fidelity National Title Insurance Company as Trustee, for the benefit of Lender securing the payment of Note and encumbering the property and improvements located at 335 Powell Street, San Francisco, California known as the St. Francis Hotel and more particularly described therein (the “Property”). The Deed of Trust will be recorded in the records of San Francisco County, California.

Affiliated Loan: A first mortgage loan in the aggregate principal amount of $97,750,000.00 from Lender to Affiliated Guarantor.

Affiliated Note: A Promissory Note executed by Affiliated Guarantor in favor of Lender in the amount of the Affiliated Loan and dated as of the Execution Date.

Affiliated Mortgage: A Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date executed by Affiliated Guarantor and Operating Lessee (as defined therein) to Lender securing repayment of the Affiliated Note and encumbering the property and improvements located at 200 N. Columbus Drive, Chicago, Illinois known as the Fairmont Hotel and more particularly described therein (the “Affiliated Property”). The Affiliated Mortgage will be recorded in the records of Cook County, Illinois.

Affiliated Subordinate Mortgage: A Mortgage, Security Agreement and Fixture Filing dated as of the Execution Date executed by Affiliated Guarantor and Operating Lessee, for the benefit of Lender securing the obligations of Affiliated Guarantor under this Agreement, including the payment of the Guaranteed Obligations and encumbering the Affiliated Property. The Affiliated Subordinate Mortgage will be recorded in the records of Cook County, Illinois immediately following the recordation of the Affiliated Mortgage and will be subject and subordinate to the Affiliated Mortgage.

This Affiliated Guaranty (the “Agreement”) is entered into as of the Execution Date by Affiliated Guarantor in favor of Lender, with reference to the following facts:

A. Lender has loaned or will loan to Borrower the Loan. Payment of the Note is secured by the Deed of Trust which encumbers the Property.

B. Lender has loaned or will loan to Affiliated Guarantor the Affiliated Loan. Payment of the Affiliated Note is secured by the Affiliated Mortgage which encumbers the Affiliated Property.

C. As a condition to making the Loan and the Affiliated Loan, Lender requires Affiliated Guarantor to enter into this Agreement and to irrevocably and unconditionally guarantee the full and prompt payment and performance of the Guaranteed Obligations (as defined below) to Lender and its successors and assigns and affiliates and their respective officers, directors, shareholders and employees.

D. Affiliated Guarantor’s obligations under this Agreement are secured by the Affiliated Subordinate Mortgage which encumbers the Affiliated Property.

E. As a condition to making the Loan and the Affiliated Loan, Lender requires Borrower to enter into a guaranty (the “Borrower Guaranty”) and to irrevocably and unconditionally guarantee the full and prompt payment and performance of the Affiliated Loan to Lender and its successors and assigns and affiliates and their respective officers, directors, shareholders and employees.

F. Borrower’s obligations under the Borrower Guaranty will be secured by a deed of trust, security agreement and fixture filing encumbering the Property which will be recorded following the recordation of the Deed of Trust.

G. Affiliated Guarantor acknowledges and understands that this Agreement is a material inducement for Lender’s agreement to make the Loan and that Lender would not make the Loan without this Agreement.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing, and in order to induce Lender to make the Loan to Borrower, Affiliated Guarantor hereby agrees, in favor of Lender, as follows:

1. Capitalized Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed in the Deed of Trust.

2. Guaranteed Obligations.

(a) Affiliated Guarantor hereby irrevocably and unconditionally guarantees to Lender, until final and indefeasible payment thereof has been made, payment of the Guaranteed Obligations (as hereinafter defined in 2(b) below), in each case when and as the same shall become due and payable, it being the intent of Affiliated Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection.

(b) As used in this Agreement, “Guaranteed Obligations” means any and all obligations, indebtedness, or liabilities of any kind or character owed by Borrower to Lender under the Note, the Deed of Trust, and the Loan Documents, including, without limitation, the unpaid principal sum evidenced by the Note, all accrued and unpaid interest, late charges, default interest, prepayment fees and any and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future advances under the Deed of Trust that may be made to or on behalf of Borrower by Lender following the Execution Date and including interest accruing following the filing of a bankruptcy petition by or against the Borrower, at the rate specified in the Note, whether or not such interest is allowed as a claim in bankruptcy plus all costs, including, without limitation, all attorney’s fees and expenses incurred by Lender in connection with collection of the Guaranteed Obligations.

(c) This Agreement and the obligation of Affiliated Guarantor to pay the Guaranteed Obligations are secured by the Affiliated Subordinate Mortgage.

3. Release of Affiliated Guaranty and Affiliated Subordinate Mortgage.

(a) The obligations of Affiliated Guarantor under this Agreement shall terminate and the Affiliated Subordinate Mortgage shall be released and reconveyed (“Affiliated Guaranty Termination”) upon the first to occur of:

(i) The full payment and satisfaction of all obligations under the Loan Documents and under the loan documents for the Affiliated Loan in accordance with their respective terms.

(ii) The exercise of the transfer right pursuant to and in accordance with Section 10.3 of the Affiliated Mortgage.

(iii) The exercise of the release right pursuant to and in accordance with Section 10.9 of the Affiliated Mortgage.

(b) Affiliated Guarantor shall pay all costs and expenses incurred by Lender in connection with the Affiliated Guaranty Termination and the release of the Affiliated Subordinate Mortgage, including without limitation, documentation costs, and reasonable attorneys’ fees.

4. Primary Obligations. This Agreement is a primary and original obligation of Affiliated Guarantor, is not merely the creation of a surety relationship, and is an absolute and unconditional guaranty of payment and performance of the Guaranteed Obligations which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Loan Documents. Affiliated Guarantor agrees that it is directly, jointly and severally with any and all other guarantors of the Guaranteed Obligations, liable to Lender, that the obligations of Affiliated Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against each person signing as Affiliated Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower or any such other guarantor is joined in such action. Affiliated Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender of whatever remedies it may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender may at any time possess. Affiliated Guarantor agrees that any release which may be given by Lender to Borrower or any other guarantor shall not release Affiliated Guarantor. Affiliated Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets of Borrower or any other guarantor in favor of Affiliated Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

5. Releases. Affiliated Guarantor consents and agrees that, without notice to Affiliated Guarantor and without affecting or impairing the obligations of Affiliated Guarantor hereunder, Lender may, by action or inaction:

(a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce this Agreement, the other Loan Documents, or any part thereof, with respect to Borrower or any other person or entity;

(b) release Borrower or any other person or entity or grant other indulgences to Borrower or any other person or entity in respect thereof;

(c) amend or modify in any manner and at any time (or from time to time) any of the Loan Documents; or

(d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

6. No Election. Lender shall have all of the rights to seek recourse against Affiliated Guarantor to the fullest extent provided for herein, and no election by Lender to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender’s right to proceed in any other form of action or proceeding or against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Affiliated Guarantor under this Affiliated Guaranty except to the extent that Lender finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

7. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Affiliated Guaranty unless and until all payments to Lender are no longer subject to any right on the part of any person, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Reform Act of 1978 (11 U.S.C.), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith (the “Bankruptcy Code”) or otherwise of any of Borrower’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Lender is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Affiliated Guarantor shall be liable for the full amount Lender is required to repay plus any and all costs and expenses (including attorneys’ fees and expenses and attorneys’ fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) paid by Lender in connection therewith.

8. Representations and Warranties. Affiliated Guarantor hereby represents and warrants to the Lender that:

(a) Affiliated Guarantor has the corporate power and authority and the legal right to execute and deliver and to perform its under this Agreement;

(b) The execution, delivery and performance of this Agreement by Affiliated Guarantor will not violate any provision of any requirement of law binding on Affiliated Guarantor, organizational document or contractual obligation of the Affiliated Guarantor in any respect and will not result in or require the creation or imposition of any lien or encumbrance upon any of its properties or revenues of the Affiliated Guarantor pursuant to any such requirement of law, organizational document or contractual obligation, in any such case, which violation, lien or encumbrance will have a materially adverse affect on the ability of Affiliated Guarantor to perform under this Agreement;

(c) This Agreement has been duly executed and delivered on behalf of the Affiliated Guarantor and constitutes a legal, valid and binding obligation of the Affiliated Guarantor, enforceable against the Affiliated Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(d) No consent or authorization of, filing with or other act by or in respect of any arbitrator or governmental authority, and no consent of any other person or entity (including any creditor of the Affiliated Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(e) To Affiliated Guarantor’s knowledge, there are no actions, suits or proceedings pending or, to the best knowledge of the Affiliated Guarantor, threatened against or affecting the Affiliated Guarantor or any property of the Affiliated Guarantor before any court, or governmental authority, which, if determined adversely to the Affiliated Guarantor, would have a material adverse affect on its financial position;

(f) The execution, delivery and performance of this Agreement by Affiliated Guarantor will not violate or cause a default under any provision of any guaranty or agreement to which Affiliated Guarantor is subject.

(g) Affiliated Guarantor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Affiliated Guarantor further represents and warrants to Lender that Affiliated Guarantor has read and understands the terms and conditions of the Loan Documents. Affiliated Guarantor hereby covenants that Affiliated Guarantor will continue to keep informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

(h) To the Affiliated Guarantor’s knowledge, no information, exhibit or report furnished by the Affiliated Guarantor to Lender in connection with the negotiation of this Agreement contained as of the date thereof, or, if there be no such date, the date of furnishing thereof, any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

9. Subordination. Affiliated Guarantor hereby agrees that any and all present and future indebtedness of Borrower owing to Affiliated Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness if and so long as any Guaranteed Obligations are due and have not been indefeasibly paid in full. Until payment in full of the Guaranteed Obligations, Affiliated Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Affiliated Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

10. Payments; Application. All payments to be made hereunder by Affiliated Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. Affiliated Guarantor acknowledges and agrees that, to the extent Lender realizes payment under any of the Loan Documents (including, without limitation, voluntary payments, insurance or condemnation proceeds or proceeds from the sale at foreclosure of any collateral), such proceeds shall, to the extent permitted by law, not be applied to or credited against the Guaranteed Obligations. All payments made by Affiliated Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys’ fees and expenses and attorneys’ fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) incurred by Lender in enforcing this Affiliated Agreement or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

11. Event of Default; Remedies.

(a) Any of the following shall be deemed to be a material breach of Affiliated Guarantor’s covenants in this Agreement and shall constitute a default (“Event of Default”):

(i) The occurrence of an Event of Default under the Note, Deed of Trust or Loan Documents.

(ii) If Affiliated Guarantor does not cure any monetary default under this Agreement within ten (10) days after receipt of notice from Lender

(iii) The filing by Affiliated Guarantor of a voluntary petition or application for relief in bankruptcy, the filing against Affiliated Guarantor of an involuntary petition or application for relief in bankruptcy which is not dismissed within sixty (60) days, or Affiliated Guarantor’s adjudication as a bankrupt or insolvent, or the filing by Affiliated Guarantor of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or Affiliated Guarantor’s seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of Affiliated Guarantor or of all or any substantial part of the Affiliated Property, or the making by Affiliated Guarantor of any general assignment for the benefit of creditors, or the admission in writing by Affiliated Guarantor of its inability to pay its debts generally as they become due;

(iv) If any representation, warranty certification, financial statement or other information furnished by Affiliated Guarantor herein shall be materially false or materially misleading as of the date the representation or warranty was made and, such materially false or materially misleading representation, warranty certification, financial statement or other information is not cured within thirty (30) days after receipt by Affiliated Guarantor of notice thereof;

(b) Without limiting any other provision herein, upon the occurrence of an Event of Default, Lender may:

(i) bring any proceeding in the nature of specific performance, injunction or other equitable remedy to enforce the Guaranteed Obligations, it being acknowledged that damages at law may be an inadequate remedy for a default or threatened breach of this Agreement;

(ii) bring any action, to enforce the Guaranteed Obligations under this Agreement or under the Affiliated Subordinate Mortgage, including without limitation judicial foreclosure of the Affiliated Subordinate Mortgage; and

(iii) take or initiate such other action and enforce such other remedies as may be available under this Agreement, at law, in equity or otherwise.

12. LIABILITY OF AFFILIATED GUARANTOR. Except as expressly set forth in the balance of this Section and in Section 13, anything contained herein or in the Affiliated Subordinate Mortgage to the contrary notwithstanding, no recourse shall be had for the any obligation hereunder or under the Affiliated Subordinate Mortgage against (i) any affiliate, parent company, trustee or advisor of Affiliated Guarantor or Operating Lessee, or owner of a direct or indirect beneficial or equitable interest in Affiliated Guarantor or Operating Lessee, any member in Affiliated Guarantor or Operating Lessee, or any partner, shareholder or member therein (other than against Strategic Hotel Funding, L.L.C. (the “St Francis Liable Party”) pursuant to the Guaranty (as defined in the Deed of Trust) or the Indemnity Agreement (as defined in the Deed of Trust)); (ii) any legal representative, heir, estate, successor or assign of any thereof; (iii) any corporation (or any officer, director, employee or shareholder thereof), individual or entity to which any ownership interest in Affiliated Guarantor or Operating Lessee shall have been transferred; (iv) any purchaser of any asset of Affiliated Guarantor or Operating Lessee; or (v) any other Person (except for Borrower) for any deficiency or other sum owing with respect to the Guaranteed Obligations. It is understood that the Guaranteed Obligations may not be enforced against any person described in clauses (i) through (v) above (other than against the Borrower) unless such person is independently liable for the Guaranteed Obligations, and Lender agrees not to sue or bring any legal action or proceeding against any such person in such respect. However, nothing contained in this Section or the Loan Documents shall:

(i) prevent recourse to the Affiliated Guarantor or, if and to the extent applicable, the St. Francis Liable Party or the assets of the Affiliated Guarantor, or, if and to the extent applicable, the assets of the St. Francis Liable Party, or enforcement of the Affiliated Subordinate Mortgage or other instrument or document by which Affiliated Guarantor is bound pursuant to the Affiliated Guaranty;

(ii) limit Lender’s rights to institute or prosecute a legal action or proceeding or otherwise make a claim against Affiliated Guarantor, Operating Lessee and/or St. Francis Liable Party for damages and losses to the extent arising directly or indirectly from any of the following or against the person or persons committing any of the following:

(1) fraud or intentional misrepresentation by Affiliated Guarantor, Operating Lessee and/or Fairmont Liable Party,

(2) the misappropriation by Affiliated Guarantor or Operating Lessee of any proceeds (including, without limitation, any Rents, security deposits, tenant letters of credit, insurance proceeds and condemnation proceeds), including (x) the failure to pay any such amounts to Lender as and to the extent required under this Affiliated Subordinate Mortgage, (y) the collection of Rents for a period of more than 30 days in advance, and (z) such amounts received after an Event of Default and not applied to the Loan or to operating and maintenance expenses of the Affiliated Property,

(3) the breach of any representation, warranty, covenant or indemnification provision in the Affiliated Subordinate Mortgage with respect to Hazardous Materials,

(4) physical damage to the Affiliated Property from intentional waste committed by Affiliated Guarantor, Operating Lessee or any affiliate of Affiliated Guarantor or Operating Lessee,

(5) any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees, causes of action, suits, claims, demands and adjustments of any nature or description whatsoever) which may at any time be imposed upon, incurred by or awarded against Lender, in the event (and arising out of such circumstances) that Affiliated Guarantor should raise any defense, counterclaim and/or allegation in any foreclosure action by Lender relative to the Affiliated Property, which is found by a court of competent jurisdiction to have been raised by Affiliated Guarantor or Operating Lessee in bad faith or to be without basis in fact or law,

(iii) limit Lender’s rights to recover damages to the extent arising from Affiliated Guarantor’s or Operating Lessee’s failure to comply with the provisions of the Affiliated Subordinate Mortgage pertaining to ERISA,

(iv) limit Lender’s rights to recover all amounts due and payable pursuant to Sections 11.6 and 11.7 of the Affiliated Subordinate Mortgage and any amount expended by Lender in connection with the foreclosure of the Affiliated Subordinate Mortgage,

(v) limit Lender’s rights to enforce any leases entered into by Affiliated Guarantor or its affiliates as tenant, guarantees, or other agreements entered into by Affiliated Guarantor in a capacity other than as borrower or any policies of insurance; or

(vi) limit Lender’s rights to recover costs and damages arising from Affiliated Guarantor’s or Operating Lessee’s failure to pay any Premiums or Impositions in the event Affiliated Guarantor is not required to deposit such amounts with Lender pursuant to Section 2.5 of the Affiliated Subordinate Mortgage.

13. RECOURSE GUARANTY. Notwithstanding the foregoing, this limitation of liability shall not apply and the Guaranteed Obligations will be a fully recourse to Affiliated Guarantor:

(i) in the event of any Transfer of the Affiliated Property in violation of the Affiliated Subordinate Mortgage or in the event Affiliated Guarantor or Operating Lessee enters into any indebtedness for borrowed money which is secured by a lien, security interest or other encumbrance of any part of the Affiliated Property other than the Guaranteed Obligations or the Affiliated Loan, or except either as allowed by the Affiliated Subordinate Mortgage or approved by Lender; or,

(ii) if (i) Affiliated Guarantor, Operating Lessee or St. Francis Liable Party commences a voluntary bankruptcy or insolvency proceeding under the Bankruptcy Code which is not dismissed within 90 days of filing, or (ii) an involuntary case is commenced against Affiliated Guarantor, Operating Lessee or St. Francis Liable Party under the Bankruptcy Code which is not dismissed within 90 days of filing, or (iii) an involuntary case is commenced against

Affiliated Guarantor, Operating Lessee or Fairmont Liable Party under the Bankruptcy Code with the collusion of Affiliated Guarantor, Operating Lessee or any of their affiliates or related entities, or (iv) a petition for relief is filed with respect to Affiliated Guarantor, Operating Lessee or Fairmont Liable Party under the Bankruptcy Code through the actions of Affiliated Guarantor, Operating Lessee or any of their affiliates or related entities which is not dismissed within 90 days of filing. Notwithstanding the previous sentence, neither Affiliated Guarantor nor St. Francis Liable Party shall be personally liable for payment of the Guaranteed Obligations merely by reason of an involuntary bankruptcy (irrespective of its duration) as to which the following conditions are satisfied (1) such involuntary bankruptcy is not solicited, procured or supported by Affiliated Guarantor or any Related Person (as such term is defined below); (2) there is no debt or other obligation and there are no creditors, in any case which are prohibited by the Security Documents; (3) Affiliated Guarantor and each Related Person in such involuntary bankruptcy proceeding will consent to and support and perform all actions requested by Lender to obtain relief from the automatic stay and to obtain adequate protection for Lender; (4) none of the Affiliated Guarantor nor any Related Persons shall propose or in any way support any plan of reorganization which in any way modifies or seeks to modify any provisions of the Loan Documents or any of Lender’s rights under the Loan Documents; and (5) none of Affiliated Guarantor nor any Related Persons shall propose or consent to any use of cash collateral except with Lender’s consent, which may be withheld in Lender’s sole discretion. As used herein, a “Related Person” shall mean (a) the Affiliated Guarantor and any guarantor or other person or entity which is liable in any way (including contingently liable) for any part of the Guaranteed Obligations, (b) person or entity which has any direct or indirect interest in Affiliated Guarantor or in which Affiliated Guarantor has any direct or indirect interest, or (c) any person who, by reason of any relationship with any of the foregoing, would be reasonably expected to act in accordance with the request of any of the foregoing.

(iii) Notwithstanding the foregoing, Lender agrees that its sole recourse against the Operating Lessee for the Operating Lessee’s obligations hereunder or under the Affiliated Subordinate Mortgage shall be to the collateral owned by the Operating Lessee and pledged to Lender pursuant to the terms of the Affiliated Subordinate Mortgage; provided however, the foregoing shall not limit Lender’s rights against Affiliated Guarantor and/or St. Francis Liable Party with respect to the obligations of Operating Lessee to the extent otherwise permitted under the Affiliated Subordinate Mortgage.

14. Release of Affiliated Guaranty. Notwithstanding anything herein to the contrary, Lender shall have the right at any time, in its sole and absolute discretion, to terminate this Agreement and to release and reconvey the Affiliated Subordinated Mortgage.

15. Choice of Law; Venue. The validity of this Agreement, its construction, interpretation, and enforcement, and the rights of Affiliated Guarantor and Lender, shall be determined under, governed by, and construed in accordance with the internal laws of the State of Illinois applicable to contracts made and performed in such state, without giving effect to the conflicts of law, rules and principles of such state and any applicable law of the United States of America. Affiliated Guarantor and Lender acknowledge, agree and stipulate that the State of Illinois has a substantial relationship to the parties involved in this transaction and to the underlying transactions secured by this Agreement. To the maximum extent permitted by law,

Affiliated Guarantor hereby agrees that all actions or proceedings arising in connection with this Agreement shall be tried and determined either in the state and federal courts located in the County of Cook, State of Illinois, or, at the sole option of Lender, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. To the maximum extent permitted by law, Affiliated Guarantor hereby expressly waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section.

16. Waivers.

(a) To the extent permitted by applicable law, Affiliated Guarantor hereby absolutely, unconditionally, irrevocably and knowingly, waives and expressly subordinates to the rights of Lender: (i) any right of subrogation Affiliated Guarantor has or may have as against Borrower with respect to the Guaranteed Obligations; (ii) any right to proceed against Borrower or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Affiliated Guarantor may now have or hereafter have as against Borrower with respect to the Guaranteed Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Borrower.

(b) To the extent permitted by applicable law, Affiliated Guarantor absolutely, unconditionally, irrevocably, knowingly, and expressly waives (A) notice of acceptance hereof; (B) notice of any loans or other financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to Affiliated Guarantor’s right to make inquiry of Lender to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase Affiliated Guarantor’s risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to any promissory notes or other instruments among the Loan Documents; (F) notice of any event of default under the Loan Documents; and (G) all other notices (except if such notice is specifically required to be given to Affiliated Guarantor hereunder or under any Loan Document to which Affiliated Guarantor is a party) and demands to which Affiliated Guarantor might otherwise be entitled.

(c) To the extent permitted by applicable law, Affiliated Guarantor absolutely, unconditionally, irrevocably, knowingly, and expressly waives Affiliated Guarantor’s right by statute or otherwise to require Lender to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower or any collateral for the Guaranteed Obligations provided by Borrower, Affiliated Guarantor or any third party. In this regard, Affiliated Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Lender by Affiliated Guarantor. Affiliated Guarantor further waives any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid).

(d) To the extent permitted by Applicable Law, Affiliated Guarantor absolutely, unconditionally, irrevocably, knowingly, and expressly waives (A) any rights to assert against Lender any defense (legal or equitable), set-off, counterclaim, or claim which Affiliated Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense Affiliated Guarantor has to performance hereunder, and any right Affiliated Guarantor has to be exonerated, arising by reason of: the impairment or suspension of Lender’s rights or remedies against Borrower; the alteration by Lender of the Guaranteed Obligations; any discharge of the Guaranteed Obligations by operation of law as a result of Lender’s intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the Guaranteed Obligations; (D) the benefit of any statute of limitations affecting Affiliated Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Affiliated Guarantor’s liability hereunder.

(e) Affiliated Guarantor absolutely, unconditionally, irrevocably, knowingly, and expressly waives any defense Affiliated Guarantor may have because Borrower’s debt is secured by real property, including any such defenses arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Lender; or (ii) any election by Lender under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower.

(f) To the extent applicable under the laws of the State of Illinois and if, for any reason, Section 15 is not applied to this Agreement and the laws of the State of California are deemed to apply to this Agreement, then and in such event, in addition to the foregoing waivers, Affiliated Guarantor absolutely, unconditionally, knowingly, and expressly waives:

(i) Affiliated Guarantor’s right by statute (including, without limitation, its rights under California Civil Code Sections 2845 or 2850) or otherwise to require Lender to institute suit against Borrower or to exhaust any rights and remedies which Lender has or may have against Borrower or any collateral for the Guaranteed Obligations provided by Borrower, Affiliated Guarantor or any third party. In this regard, Affiliated Guarantor agrees that it is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Lender by Affiliated Guarantor.

(ii) (A) Any defense Affiliated Guarantor has to performance hereunder, and any right Affiliated Guarantor has to be exonerated, provided by California Civil Code Sections 2819, 2822, or 2825, or otherwise, arising by reason of: the impairment or suspension of Lender’s rights or remedies against Borrower; the alteration by Lender of the Guaranteed Obligations; any discharge of the Guaranteed Obligations by operation of law as a result of Lender’s intervention or omission; or the acceptance by Lender of anything in partial satisfaction of the Guaranteed Obligations.

(iii) Any defense Affiliated Guarantor may have because Borrower’s debt is secured by real property, including any such defenses arising by reason of or deriving from any claim or defense based upon an election of remedies by Lender including any defense based any claim or defense based upon (i) an election of remedies by Lender under the provisions of the California Code of Civil Procedure Sections 580a, 580b, 580d, and 726 or any similar law of California or any other jurisdiction; or (ii) any election by Lender under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Borrower.

(iv) Pursuant to California Civil Code Section 2856:

(1) Affiliated Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Affiliated Guarantor’s rights of subrogation and reimbursement against Borrower by the operation of California Code of Civil Procedure Section 580(d) or otherwise.

(2) Affiliated Guarantor waives all rights and defenses that Affiliated Guarantor may have because some of the Guaranteed Obligations are secured by real property. This means, among other things:

a. Lender may collect from Affiliated Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower for the Guaranteed Obligations; and

b. If Lender forecloses on any real property collateral pledged by Borrower for the Guaranteed Obligations: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from Affiliated Guarantor even if Lender, by foreclosing on the real property collateral pledged by Borrower for the Guaranteed Obligations, has destroyed any right Affiliated Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Affiliated Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon California Code of Civil Procedure Sections 580 (a), 580(b), 580(d) or 726.

(v) If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Loan Documents, without diminishing or affecting the liability of Affiliated Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Affiliated Guarantor understands that (a) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, an election by Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Affiliated Guarantor against Borrower or other Affiliated Guarantors or sureties, and (b) absent the waiver given by Affiliated Guarantor, such an election would prevent Lender from enforcing the Loan Documents against Affiliated Guarantor. Understanding the foregoing, and understanding that Affiliated Guarantor is hereby relinquishing a defense to the enforceability of the Loan Documents, Affiliated Guarantor hereby waives any right to assert against Lender any defense to the enforcement of the Loan Documents, whether denominated “estoppel” or otherwise, based on or arising from an election by Lender nonjudicially to foreclose any such mortgage or deed of trust. Affiliated Guarantor understands that the effect of the foregoing waiver may be that Affiliated Guarantor may have liability hereunder for amounts with respect to which Affiliated Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other Affiliated Guarantors or sureties. Affiliated Guarantor also agrees that the “fair market value” provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the determination of Affiliated Guarantor’s liability under the Loan Documents.

(vi) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AFFILIATED GUARANTY, AFFILIATED GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 through 2855, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE AND CALIFORNIA COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9610, 9615, 9617, 9621, 9625, 9626, and 9627.

17. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, INCLUDING ANY LAW ENACTED AFTER THE DATE OF THIS AFFILIATED GUARANTY, AFFILIATED GUARANTOR AND LENDER EACH HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AFFILIATED GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF AFFILIATED GUARANTOR AND LENDER WITH RESPECT TO THIS AFFILIATED GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, AFFILIATED GUARANTOR AND LENDER EACH HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT AFFILIATED GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF AFFILIATED GUARANTOR OR LENDER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

18. Attorneys’ Fees and Costs. Affiliated Guarantor agrees to pay, on demand, all attorneys’ fees (including attorneys’ fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by Lender in the enforcement of this Affiliated Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.) or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

19. Cumulative Remedies. No remedy under this Affiliated Guaranty or under the Affiliated Subordinate Mortgage is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Affiliated Subordinate Deed of Trust, and those provided by law or in equity. No delay or omission by Lender to exercise any right under this Affiliated Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

20. Successors and Assigns. This Affiliated Guaranty shall be binding upon Affiliated Guarantor’s heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of Lender; provided, however, Affiliated Guarantor shall not assign this Affiliated Guaranty or delegate any of its duties hereunder without Lender’s prior written consent which may be given in Lender’s sole discretion. Any assignment without the consent of Lender shall be absolutely void. In the event of any assignment or other transfer of rights by Lender, the rights and benefits herein conferred upon Lender shall automatically extend to and be vested in such assignee or other transferee.

21. Entire Agreement; Amendments. This Affiliated Guaranty and the Affiliated Subordinate Mortgage constitute the entire agreement between Affiliated Guarantor and Lender pertaining to the subject matter contained herein. This Affiliated Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by both Affiliated Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Affiliated Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

22. Notices. All notices or demands by Affiliated Guarantor or Lender to the other relating to this Affiliated Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by recognized courier service which provides return receipts, and shall be deemed delivered on the date of actual delivery or refusal to accept delivery as evidenced by the return receipt. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Affiliated Guarantor, then at Affiliated Guarantor’s address set forth in the Defined Terms, and if to Lender, then at Lender’s address set forth in the Defined Terms.

23. Acknowledgments. Affiliated Guarantor hereby acknowledges (i) that Affiliated Guarantor has been advised by legal counsel in the negotiation, execution and delivery of this Guaranty and with full knowledge of their significance and consequences and (ii) Lender has no fiduciary relationship with or duty to the Affiliated Guarantor or any other person arising out of or in connection with this Agreement.

24. Construction. Unless the context of this Affiliated Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Affiliated Guaranty as a whole and not to any particular provision of this Affiliated Guaranty. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Affiliated Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender or Affiliated Guarantor, whether under any rule of construction or otherwise. This Affiliated Guaranty has been reviewed by Affiliated Guarantor, Lender, and their respective counsel, and shall be construed and interpreted so as to fairly accomplish the purposes and intentions of Lender and Affiliated Guarantor.

25. Severability of Provisions. If any provision of this Affiliated Guaranty is for any reason held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Affiliated Guaranty.

26. Understandings With Respect to Waivers and Consents. Affiliated Guarantor warrants and agrees that each of the waivers and consents set forth are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to a defense or right may diminish, destroy, or otherwise adversely affect rights which Affiliated Guarantor otherwise may have against the Borrower, or against any collateral, and that, under the circumstances the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

[Signature on following page]

IN WITNESS WHEREOF, Affiliated Guarantor has executed and delivered this Affiliated Guaranty as of the date set forth in the Defined Terms.

AFFILIATED GUARANTOR:

SHC COLUMBUS DRIVE LLC, a Delaware limited liability company

By:	/s/ Jonathan P. Stanner
Jonathan P. Stanner
Vice President, Corporate Finance

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